Rule 482 ad

Rule 497(e)

File Nos. 2-10653 and 811-82

[Black and white print advertisement.]

America's #1 Real Estate Fund. [Headline in largest white type against black background.]

For Five- And Ten-Year Performance.* [Subhead in second largest white type against black background.]

[Black background with black and white photo of fencer with both arms raised. White box to the left of the fencer prints over background and contains the following text in black type:]

The top performing real estate fund over five and ten years, CGM(TM) Realty Fund is up more than 300% from January 1, 2002 though June 30, 2007. And more than 543% from July 1, 1997 though June 30, 2007.

*Lipper Inc., an independent mutual fund ranking agency, ranks CGM Realty Fund #1 of 50 real estate funds for ten-year performance, #1 of 138 real estate funds for five-year performance and #7 of 266 real estate funds for one-year performance for the periods ended June 30, 2007.

[the following text appears in black italics type:]

30.6%, 32.1%, and 20.5% are the average annual total returns for CGM Realty Fund for the 1-, 5- and 10-year periods ended 6/30/07. Current performance may be lower or higher. The Fund's advisor absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return for the 10-year period would be lower. This information represents past performance which is no guarantee of future results. The investment return and principal value of your shares will fluctuate, so that your shares, when you redeem them, may be worth more or less than you originally paid for them. You should carefully consider the Fund's investment objectives, risks, charges and expenses before investing in the Fund. The Fund's prospectus contains this and other important information about the Fund. You should read the prospectus carefully before investing. Please call the toll-free number below for a prospectus.

[the following in bolded black italics type:]

Please call the toll-free number for a prospectus and current performance information through the most recent month-end.

[Beneath the white box, in black type against a gray background prints in a larger size than does the ad body copy:]

Managed by Ken Heebner

[Beneath the floor on which the fencer stands is a line drawing of a fencer in a box with a black and white striped background appears at the bottom of the right column (logo). To the right of the logo in a larger size print than the ad body copy is the following text in bold and underlined:]

CGM Realty Fund

[Below is the following text (in smaller copy):]

The CGM Funds

38 Newbury Street, 8th Floor

Boston, MA 02116

www.CGMFunds.com

[A phone number appears next and prints in a larger size than does the ad body copy.]

1-800-598-0763

[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] No-Load

Copyright 2007 CGM